As filed with the Securities and Exchange Commission on February 29, 2008

1933 Act File No. 33-91058

1940 Act File No. 811-9018

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. [ ]	☐
Post-Effective Amendment No. 20	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 21

(Check appropriate box or boxes.)

AMERICAN BEACON MILEAGE FUNDS

(Exact name of Registrant as Specified in Charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (817) 967-3509

DOUGLAS G. HERRING, PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering March 1, 2008

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2008 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

Registrant has adopted a master-feeder operating structure. This Post-Effective Amendment includes signature pages for the American Beacon Master Trust, the master trust, and the American Beacon Mileage Funds, the feeder trust.

AMERICAN BEACON MILEAGE FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus

Statement of Additional Information for the Cash Management Class of the American Beacon Money Market Fund and American Beacon U.S. Government Money Market Fund and the Mileage Class of the American Beacon Money Market Mileage Fund

Part C

Signature Pages

Exhibits

PROSPECTUS

March 1, 2008

MILEAGE CLASS®

Money Market Mileage Fund

The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merit of the Fund. To state otherwise is a criminal offense.

About the Fund

Overview

The American Beacon Money Market Mileage Fund (the “Fund”) is managed by American Beacon Advisors, Inc. (the “Manager”), a wholly owned subsidiary of AMR Corporation. The Manager is the sole investment advisor to the Fund.

The Fund operates under a master-feeder structure. This means that the Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the American Beacon Master Trust (the “Master Trust”) that has a similar name and an identical investment objective. Throughout this Prospectus, statements regarding investments by the Fund refer to investments made by its corresponding portfolio. For easier reading, the term “Fund” is used throughout the Prospectus to refer to either the Fund or its portfolio, unless stated otherwise. See “Master-Feeder Structure”.

Each shareholder will receive American Airlines® AAdvantage® travel awards program (“AAdvantage”) miles.1 AAdvantage miles will be posted monthly to each shareholder’s AAdvantage account at an annual rate of one mile for every $10 invested in the Fund. See “AAdvantage Miles”.

[1]	American Airlines and AAdvantage are registered trademarks of American Airlines, Inc.

About the Fund	2	Prospectus

American Beacon

Money Market Mileage Fundsm

Investment Objective

Current income, liquidity and the maintenance of a stable price of $1.00 per share.

Principal Strategies

The Fund seeks its investment objective by investing all of its investable assets in the Money Market Portfolio of the Master Trust.

The Fund invests exclusively in high quality variable or fixed rate, U.S. dollar denominated short-term money market instruments. These securities may include obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; municipal securities; and repurchase agreements.

The Fund will only buy securities with the following credit qualities:

•	rated in the highest short-term categories by two rating organizations, such as “A-1” by Standard & Poor’s Ratings Services and “P-1” by Moody’s Investors Service, Inc., at the time of purchase,
•	rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization, or
•	unrated securities that are determined to be of equivalent quality by the Manager pursuant to guidelines approved by the Board of Trustees.

The Fund invests more than 25% of its total assets in obligations issued by financial services companies. However, for temporary defensive purposes when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Fund may not maintain this concentration.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

Prospectus	3	About the Fund

American Beacon

Money Market Mileage Fundsm — (continued)

Principal Risk Factors

Interest Rate Risk

The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

Concentration Risk

Because the Fund concentrates its assets in financial services companies, factors affecting those companies could have a significant impact on the performance of the Fund.

NAV Risk

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk

The value of a security held by the Fund may decline if the security’s credit rating is downgraded or credit quality otherwise falls. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

Securities Selection Risk

The yield paid by the Fund may be affected by the Manager’s decisions regarding the Fund’s average dollar-weighted maturity. If the Manager sets the Fund’s maturity target in a manner that does not correlate with the movement of interest rate trends, the Fund’s yield could be less than other similar money market funds.

Foreign Exposure Risk

The Fund may purchase securities issued or supported by foreign entities including foreign banks and corporations. Investing in these securities carries potential foreign exposure considerations, including but not limited to the risk of: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

About the Fund	4	Prospectus

American Beacon

Money Market Mileage Fundsm — (continued)

Liquidity Risk

From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus.

Your investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other financial or government institution.

Prospectus	5	About the Fund

American Beacon

Money Market Mileage Fundsm — (continued)

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. You may call 1-800-388-3344 or visit the Fund’s website at www.americanbeaconfunds.com to obtain the Fund’s current seven-day yield.

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	1.56%
(1/1/98 through 12/31/07)	(3rd Quarter 2000)
Lowest Quarterly Return:	0.15%
(1/1/98 through 12/31/07)	(4th Quarter 2003, 1st & 2nd Quarter 2004)

	Average Annual Total Return
	as of 12/31/07
	1 Year	5 Years	10 Years
Money Market Mileage Fund	4.68%	2.73%	3.46%

About the Fund	6	Prospectus

American Beacon

Money Market Mileage Fundsm — (continued)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.1

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.10%
Distribution (12b-1) Fees	0.25
Other Expenses	0.40
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.76%

[1]	The expense table and the Example below reflect the expenses of both the Fund and the Money Market Portfolio of the Master Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$78

3 Years	$243
5 Years	$422
10 Years	$942

Portfolio Holdings

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Prospectus	7	About the Fund

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation. The Manager was organized in 1986 to provide investment management, advisory, administrative, and asset management consulting services. As of December 31, 2007, the Manager had approximately $60.9 billion of assets under management, including approximately $31.1 billion under active management and $29.8 billion as named fiduciary or financial advisor. Approximately $27.0 billion of the Manager’s total assets under management were related to AMR Corporation.

The Manager provides or oversees all administrative, investment advisory and portfolio management services to the Fund. The Manager develops the investment program for the Fund and serves as the sole investment advisor to the Fund. As compensation for providing management services, the Fund pays the Manager an annualized advisory fee that is calculated and accrued daily, equal to 0.10% of its net assets. A discussion of the Board’s consideration and approval of the Management Agreement between the Fund and the Manager is available in the Fund’s semi-annual report dated June 30, 2007.

The Manager also may receive up to 25% of the net annual interest income or up to 25% of loan fees in regards to securities lending activities. However, the Manager does not anticipate that the Fund will engage in securities lending at this time. The Securities and Exchange Commission (“SEC”) has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Manager has discretion to purchase and sell securities for the Fund in accordance with the Fund’s objectives, policies, and restrictions. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new investment advisors without approval of the Fund’s shareholders, but subject to approval by the Boards of Trustees of the Master Trust and the Fund. The Prospectus will be supplemented if additional investment advisors are retained or the contract with the Manager is terminated.

About the Fund	8	Prospectus

Valuation of Shares

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding. Securities held by the Fund are valued in accordance with the amortized cost method, which is designed to enable the Fund to maintain a stable NAV of $1.00 per share. The Fund cannot guarantee that its NAV will always remain at $1.00 per share.

The NAV of Mileage Class shares will be determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is typically determined as of 5:00 p.m. Eastern Time, on each day on which the New York Stock Exchange (“Exchange”) is open for business. On days when the financial markets in which the Fund invests close early, the NAV may be calculated as of the earlier close of those markets. In addition to the days the Exchange is closed, the Fund is also not open and no NAV is calculated on Columbus Day and Veterans Day. In certain limited circumstances, the Fund, in its discretion, may designate other days as a business day on which it will accept purchases, redemptions and exchanges.

About Your Investment

Purchase and Redemption of Shares

Eligibility

Mileage Class shares are offered only to individuals and certain grantor trusts. Qualified retirement plans (such as IRAs, Keogh, profit sharing plans) and institutional investors are not eligible to invest in the Fund.

Prospectus	9	About Your Investment

Opening an Account

A completed, signed application is required to open an account. If you are not yet a member of the AAdvantage program, you may join by calling 1-800-882-8880 or by visiting www.aa.com/aadvantage/. You may request a Fund application form by:

•	calling 1-800-388-3344, or
•	visiting the Fund’s web site at www.americanbeaconfunds.com and downloading an account application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for information that will allow us to identify you. You may also be required to provide trust agreements and Social Security numbers for persons authorized to provide instructions on the account. The Fund is required by law to reject your new account application if the required identifying information is not provided.

Complete the application, sign it and:

Mail to:

American Beacon Mileage Funds

P.O. Box 219643

Kansas City, MO 64121-9643

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 5:00 p.m. Eastern Time on each day on which the Exchange is open for business. If a purchase order is received in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the Fund’s deadline, the purchase price will be the NAV per share determined on the following day that the Fund is open for business. The Fund has the right to reject any purchase order or cease offering shares at any time. In addition, the Fund may, in its discretion, accept orders on days when the Exchange is closed. Shares of the Fund is not offered and orders are not accepted on Columbus Day and Veterans Day. No sales charges are assessed on the purchase or sale of Fund shares. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept “starter” checks, credit card checks, money orders, cashier’s checks, official checks, or third party checks.

About Your Investment	10	Prospectus

Redemption Policies

Shares of the Fund may be redeemed by telephone, by pre-authorized automatic redemption, via the Fund’s website, or by mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. Wire proceeds from redemption requests received by 3:00 p.m. Eastern Time (or such other time as may be designated by the Fund) will generally be transmitted to shareholders on the same day. In any event, proceeds from a redemption request for the Fund will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to 15 days. For assistance with completing a redemption request, please call 1-800-388-3344.

The Fund reserves the right to suspend redemptions or postpone the date of payment (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by its corresponding portfolio. Unpaid dividends credited to an account up to the date of redemption of all shares of the Fund generally will be paid at the time of redemption.

Prospectus	11	About Your Investment

How to Purchase Shares

By Check

•	The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by check is $50.

•	Make check payable to American Beacon Mileage Funds.

•	Include the shareholder’s account number, Fund name and Fund number on the check.

•	Mail check to:

American Beacon Mileage Funds

P.O. Box 219643

Kansas City, MO 64121-9643

By Wire

If your account has been established, you may call 1-800-388-3344 to purchase shares by wire. The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by wire is $500. Send a bank wire to State Street Bank and Trust Co. with these instructions:

•	ABA# 0110-0002-8; AC-9905-342-3,

•	Attn: American Beacon Mileage Funds,

•	the Fund name and Fund number, and

•	shareholder’s account number and registration.

By Pre-Authorized Automatic Investment

•	The minimum account size of $2,500 must be met before establishing an automatic investment plan.

•	Fill in required information on the account application, including amount of automatic investment ($50 minimum). Attach a voided check to the account application.

•	You may also establish an automatic investment plan by selecting “My Account” at www.americanbeaconfunds.com.

•

Funds will be transferred automatically from your bank account via ACH on or about the 5th day of each month or quarter, depending upon which periods you specify. If you establish your automatic investment plan through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

About Your Investment	12	Prospectus

How to Redeem Shares

By Telephone

•	Call 1-800-388-3344 to request a redemption.

•	Telephone redemption orders are limited to $50,000 within any 30 day period.

•	Proceeds will generally be mailed only to the account address of record or transmitted by wire ($500 minimum and $10 fee) to a commercial bank designated on the account application form.

By Mail

Write a letter of instruction including:

•	the Fund name and Fund number,

•	shareholder account number,

•	shares or dollar amount to be redeemed, and

•	authorized signature(s) of all persons required to sign for the account.

Mail to:

American Beacon Mileage Funds

P.O. Box 219643

Kansas City, MO 64121-9643

•	Proceeds will only be mailed to the account address of record or transmitted by wire ($500 minimum and $10 fee) to a commercial bank account designated on the account application form.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

•	in amounts of $200,000 or more,

•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

•	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-388-3344 for instructions and further assistance.

Prospectus	13	About Your Investment

How to Redeem Shares (cont.)

By Shareholder Draft

•	Choose the check writing feature on the account application or establish via www.americanbeaconfunds.com.

•	Minimum check amount is $100.

•	A $2 service fee per check is charged for check copies.

By Pre-Authorized Automatic Redemption

•	Fill in required information on the account application or establish via www.americanbeaconfunds.com ($50 minimum).

•

Proceeds will be transferred automatically from your Fund account to your bank account via ACH on or about the 15th day of each month. If you establish automatic redemption through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

Via “My Account” on www.americanbeaconfunds.com

•

Proceeds will only be mailed to the account address of record, transmitted by wire to a commercial bank account designated on the account application form or transferred via ACH to your bank account as designated on the account application form.

•	If bank instructions were not included on the account application form, please call 1-800-388-3344 to establish bank instructions.

•	The minimum amount is $500 for a wire and $50 for a check or ACH.

•	A $10 fee is charged for each wire.

About Your Investment	14	Prospectus

General Policies

If a shareholder’s account balance in the Fund falls below $2,500, the shareholder may be asked to increase the balance. If the account balance remains below $2,500 after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder. The Manager reserves the right to charge an annual account fee of $12 (to offset the costs of servicing accounts with low balances) if an account balance falls below certain asset levels.

A STAMP 2000 Medallion signature guarantee may be required in order to change an account’s registration or banking instructions. You may obtain a STAMP 2000 Medallion signature guarantee at most banks, broker-dealers and credit unions, but not from a notary public.

The following policies apply to instructions you may provide to the Fund by telephone:

•

The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

•	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

•	liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Fund is unable to verify the shareholder’s identity within three business days of account opening,
•	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee.

Prospectus	15	About Your Investment

The Manager may compensate financial intermediaries for providing recordkeeping, administrative and other services. These payments may create an incentive for such intermediaries or their employees to recommend or sell shares to you. These payments are described in more detail in the Fund’s Statement of Additional Information.

Third parties who offer Fund shares may charge transaction fees and set different minimum investments or limitations on purchasing or redeeming shares.

About Your Investment	16	Prospectus

Frequent Trading

The Fund is intended to serve as a short-term investment vehicle providing daily liquidity to shareholders. As such, the Fund’s Board of Trustees has determined not to adopt policies to deter short-term trading of Fund shares. The Manager attempts to maintain sufficient liquidity for the Fund to satisfy redemption requests. In the event of large net redemptions, due to frequent trading activity or other circumstances, the Manager may be required to sell portfolio securities before maturity, possibly causing the Fund to underperform other similar money market funds.

Distributions and Taxes

The Fund distributes most or all of its net earnings in the form of dividends from net investment income, which are declared daily and paid monthly, and distributions of realized net capital gains, if any. Dividends and distributions of net realized gains are taxable as ordinary income. None of the Fund’s distributions are expected to be eligible for the 15% maximum federal income tax rate applicable to individual shareholders’ “qualified dividend income” or net capital gains or for the dividends-received deduction available to corporations. However, the portion of a Fund’s dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Distributions declared in each month are paid to shareholders on the first business day of the following month.

This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund. Each year, shareholders will receive tax information from the Fund to assist them in preparing their tax returns.

AAdvantage® Miles

The AAdvantage program offers its members the opportunity to obtain upgrades and travel awards on American Airlines and AAdvantage airline participants, as well as upgrades and discounts on car rentals and hotel accommodations. For more information about the AAdvantage program visit www.aa.com/aadvantage/.

AAdvantage travel awards (“miles”) will be posted monthly in arrears to each shareholder’s AAdvantage account based on the shareholder’s average daily account balance during the previous month. Miles are posted at an annual rate of one mile

Prospectus	17	About Your Investment

per $10 maintained in the Fund. Mileage is calculated on the average daily balance and posted monthly. The average daily balance is calculated by adding each day’s balance and dividing by the number of days in the month. For example, the average daily balance on a $50,000 account funded on the 16th day of a month having 30 days (and maintained at that balance through the end of the month) would be $25,000. Mileage earned for that month would be 208 miles. If the same balance were maintained through the next month, the average daily balance would be $50,000, and the mileage would be 417 miles that month and every month the $50,000 investment was maintained in the Fund. These miles appear on subsequent AAdvantage program statements. You may request mileage credit for past, eligible transactions up to 12 months from the transaction date. Transactions prior to your enrollment in the AAdvantage program are not eligible for mileage credit.

In the case of trust accounts, AAdvantage miles will be posted only in a trustee’s individual name, and not in the name of the trust account. Before investing in the Fund, trustees of trust accounts should consult their own legal and tax advisors as to the tax effect of this arrangement and whether this arrangement is consistent with their legal duties as trustees. American Airlines has informed the Fund that in administering an AAdvantage member’s AAdvantage account, it shall not be required to distinguish between AAdvantage miles accumulated by the individual in his/her capacity as trustee to a trust account from AAdvantage miles accumulated in an individual capacity or from other sources.

The Manager reserves the right to discontinue the posting of AAdvantage miles or to change the mileage calculation at any time upon notice to Fund shareholders. American Airlines may, in its discretion, change the AAdvantage program rules, regulations, travel awards, and special offers at any time with or without notice. This means that the accumulation of mileage credit does not entitle members to any vested rights with respect to such mileage credits, awards or program benefits. In accumulating mileage or awards, members may not rely upon the continued availability of any award or award level, and members may not be able to obtain all offered awards for all destinations or on all flights. Any award may be withdrawn or subject to increased mileage requirements or new restrictions at any time.

American Airlines may, among other things, (i) withdraw, limit, modify, or cancel any award; (ii) change program benefits, mileage levels, participant affiliations, conditions of participation, rules for earning, redeeming, retaining or forfeiting mileage credit, or rules for the use of travel awards; or (iii) add travel embargo dates, limit the number of seats available for award travel (including, but not limited to, allocating no seats on certain flights) or otherwise restrict the continued availability of travel awards or special offers. American Airlines may make any one or more of these changes at any time even though such changes may affect your ability to use the mileage credit or awards that you have already accumulated.

About Your Investment	18	Prospectus

American Airlines reserves the right to end the AAdvantage program with six months notice. AAdvantage travel awards, accrued mileage credits and special offers are subject to government regulations. American Airlines is not responsible for products and services offered by other participating companies. Any departure fee, immigration fee, tax liability or passenger facility charge is the responsibility of the passenger and/or the AAdvantage member. AmericanAirlines and AAdvantage are registered trademarks of American Airlines, Inc.

Prospectus	19	About Your Investment

Additional Information

Distribution of Fund Shares

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which authorizes the use of any fees received by the Manager in accordance with the Management and Administrative Services Agreement to be used for the sale and distribution of Fund shares. The Plan provides that the Fund will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Fund’s Board of Trustees) for distribution-related services. The primary expenses expected to be incurred under the Plan are advertising and participation in the AAdvantage program. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and result in costs higher than other types of sales charges.

Master-Feeder Structure

The Fund operates under a master-feeder structure. This means that the Fund is a “feeder” fund that invests all of its investable assets in a “master” fund with the same investment objective. The “master” fund purchases securities for investment. The master-feeder structure works as follows:

The Fund can withdraw its investment in its corresponding portfolio at any time if the Fund’s Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. A change in the portfolio’s fundamental objective, policies and restrictions, which is not approved by the shareholders of the Fund could require the Fund to redeem its interest in the portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash

Additional Information	20	Prospectus

distribution) by the portfolio. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund. If the Fund withdraws its investment in its corresponding portfolio, the Fund’s assets will be invested directly in investment securities or in another master fund, according to the investment policies and restrictions described in this Prospectus.

Portfolio Holdings

A complete listing of the Fund’s holdings is made available on the Fund’s website on a monthly basis. A list of the Fund’s ten largest holdings is made available on the Fund’s website on a quarterly basis. The holdings information is generally posted to the website approximately thirty days after the end of each period. The Fund’s list of its complete holdings remains available on the website for six months, and the list of its ten largest holdings remains available on the website until the next quarter. To access the Fund’s holdings on www.americanbeaconfunds.com, select “Fund Holdings” under the “I want info on…” menu on the home page.

Delivery of Documents

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund’s financial highlights were audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is found in the Fund’s Annual Report, which you may obtain upon request.

Prospectus	21	Additional Information

	Money Market Mileage Fund-Mileage Class
	Year Ended December 31,
For a share outstanding throughout the period:	2007		2006		2005		2004		2003
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment incomeA	0.05		0.05		0.03		0.01		0.01
Net realized gain on investments	—	B	—	B	—	B	—	B	—	B

Total income from investment operations	0.05		0.05		0.03		0.01		0.01

Less distributions:
Dividends from net investment income	(0.05)		(0.05)		(0.03)		(0.01)		(0.01)
Distributions from net realized gain on investments	—	B	—	B	—	B	—	B	—	B

Total distributions	(0.05)		(0.05)		(0.03)		(0.01)		(0.01)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	4.68%		4.61%		2.75%		0.93%		0.73%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$47,817		$47,960		$50,684		$45,475		$49,053
Ratios to average net assets (annualized)A:
Expenses, net of waivers	0.72%		0.57%		0.58%		0.51%		0.51%
Expenses, before waivers	0.75%		0.57%		0.58%		0.51%		0.51%
Net investment income, net of waivers	4.59%		4.52%		2.73%		0.91%		0.74%
Net investment income, before waivers	4.56%		4.52%		2.73%		0.91%		0.74%

A

The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Money Market Portfolio of the American Beacon Master Trust.

B	Amount is less than $0.01 per share.

Additional Information	22	Prospectus

— Notes —

— Notes —

— Notes —

541490

Additional Information

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-388-3344 or you may access them on the Fund’s website at www.americanbeaconfunds.com.

To obtain more information about the Fund:

By Telephone:	By Mail:
Call 1-800-388-3344	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

SEC File Number 811-9018

American Airlines, Inc. is not responsible for investments made in the American Beacon Mileage Funds. American Beacon Mileage Funds is a service mark of AMR Corporation. Mileage Class is a registered service mark of American Beacon Advisors, Inc. American Beacon Money Market Mileage Fund is a service mark of American Beacon Advisors, Inc.

Prospectus	Additional Information

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2008

AMERICAN BEACON FUNDSSM (formerly known as American AAdvantage Funds)	AMERICAN BEACON MILEAGE FUNDSSM (formerly known as American AAdvantage Mileage Funds)

Cash Management Class	Mileage Class®
Money Market Fund	Money Market Mileage Fund
U.S. Government Money Market Fund

(each individually, a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) should be read in conjunction with a Cash Management Class or a Mileage Class prospectus dated March 1, 2008 (individually, a “Prospectus”), copies of which may be obtained without charge by calling (800) 388-3344 for a Cash Management or a Mileage Class Prospectus or by visiting www.americanbeaconfunds.com. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

The American Beacon Money Market Funds’ and the American Beacon Money Market Mileage Funds’ Annual Reports to Shareholders for the fiscal year ended December 31, 2007 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. To request an Annual Report, free of charge, please call (800) 388-3344.

ORGANIZATION AND HISTORY OF THE FUNDS

Each Fund is a separate investment portfolio of either the American Beacon Funds (the “Beacon Trust”) or the American Beacon Mileage Funds (the “Mileage Trust”). The Beacon Trust and the Mileage Trust (collectively the “Trusts”) are no-load, open-end, diversified management investment companies. The Trusts were organized as Massachusetts business trusts on January 16, 1987 and February 22, 1995, respectively. Each Fund constitutes a separate investment portfolio with a distinct purpose and strategy. A Fund may consist of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates only to the Cash Management Class of the Beacon Trust and the Mileage Class of the Mileage Trust.

Each Fund invests all of its investable assets in a corresponding portfolio with a similar name and an identical investment objective. Each Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (individually, a “Portfolio” and, collectively, the “Portfolios”) of the American Beacon Master Trust (the “Master Trust”), a separate investment company managed by American Beacon Advisors, Inc. (the “Manager”).

Effective March 1, 2005, the names of the Funds, the Beacon Trust, the Mileage Trust, the Master Trust, and the Manager changed. The former and current names of each are listed below.

Name Prior to March 1, 2005	Name as of March 1, 2005
American AAdvantage Money Market Fund	American Beacon Money Market Fund

American AAdvantage U.S. Government Money Market Fund	American Beacon U.S. Government Money Market Fund

American AAdvantage Money Market Mileage Fund	American Beacon Money Market Mileage Fund

American AAdvantage Funds	American Beacon Funds

American AAdvantage Mileage Funds	American Beacon Mileage Funds

AMR Investment Services Trust	American Beacon Master Trust

AMR Investment Services, Inc.	American Beacon Advisors, Inc.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Each Fund may:

1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or exemptive relief granted by the Securities and Exchange Commission (“SEC”).

3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33  1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. The Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. A Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. The Funds do not currently engage in securities lending nor does the Manager anticipate that they will do so in the near future.

4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5. Purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”), and resold to qualified institutional buyers under Rule 144A under the 1933 Act (“Section 4(2) securities”). The Funds will not invest more than 10% of their respective net assets in Section 4(2) securities and illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Master Trust Board of Trustees (“Master Trust Board”), that any Section 4(2) securities held by such Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS

Each Fund has the following fundamental investment policy that enables it to invest in its corresponding Portfolio of the Master Trust:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

All other fundamental and non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the Master Trust Board, it applies equally to each Fund and the Beacon Trust’s Board of Trustees (“Beacon Board”) and the Mileage Trust’s Board of Trustees (“Mileage Board”), as applicable.

In addition to the investment objectives noted in the Prospectus, the following nine restrictions have been adopted by each Portfolio and may be changed with respect to any Portfolio only by the majority vote of that Portfolio’s outstanding interests. “Majority of the outstanding voting securities” under the 1940 Act, and as used herein means, with respect to the Portfolio, the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders’ meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund’s votes representing that Fund’s shareholders not voting will be voted by the Beacon Board and the Mileage Board in the same proportion as those Fund shareholders who do, in fact, vote.

No Portfolio of the Master Trust may:

1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3. Engage in the business of underwriting securities issued by others except to the extent that, in connection with the disposition of securities, a Portfolio may be deemed an underwriter under federal securities law.

4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Portfolio’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio’s total assets.

8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry (except the Money Market Portfolio, as described below) provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.

The Money Market Portfolio will invest more than 25% of its total assets in the securities of financial services companies. For this purpose, financial services companies include banks, broker-dealers, finance companies, and other issuer of asset-backed securities. Finance companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance).

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

The following non-fundamental investment restrictions apply to each Fund and Portfolio and may be changed with respect to each Fund by a vote of a majority of the Board or, with respect to the Portfolio, by a vote of a majority of the Master Trust Board. No Fund or Portfolio may:

1. Invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2. Purchase securities on margin or effect short sales (except that a Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities).

All Funds and Portfolios of the Master Trust may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, each Money Market Fund or the Money Market Portfolio may invest up to 25% of its total assets in the aggregate of the U.S. Government Money Market Portfolio and each U.S. Government Money Market Fund or the U.S. Government Money Market Portfolio may invest up to 25% of its total assets in the aggregate of the Money Market Portfolio. A Fund or Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolios publicly disclose portfolio holdings information as follows:

1.	a complete list of holdings for each Portfolio on an annual and semi-annual basis in the reports to shareholders and in publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;

2.	a complete list of holdings for each Portfolio as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3.	a complete list of holdings for each Portfolio as of the end of each month on the Funds’ website (www.americanbeaconfunds.com) approximately thirty days after the end of the month; and

4.	ten largest holdings for each Portfolio as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately thirty days after the end of the calendar quarter.

Occasionally, certain interested parties – including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others – may request portfolio holdings information that has not yet been publicly disclosed by the Portfolios. The Funds and Portfolios have adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the “Holdings Policy”). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. The Manager has determined that selective disclosure of nonpublic holdings information for the Portfolios does not pose a significant risk of harm to Fund shareholders. Because of the nature of money market securities, interested parties could not utilize holdings information to trade in a manner harmful to the Portfolios, the Funds and their shareholders. Therefore, selective disclosure of holdings information for the Portfolios is not restricted by the Holdings Policy. However, there may be certain situations in which disclosure of Portfolio holdings would not be in the best interests of Fund shareholders. Therefore, the Manager may at its discretion place restrictions on the disclosure of holdings for the Portfolios under certain circumstances.

Third Party Service Providers. The Portfolios have ongoing arrangements with a variety of third party service providers that require access to Portfolio holdings to provide services necessary to the Portfolios’ and Funds’ operations (“service providers”). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The Portfolios have determined that selective and complete disclosure of holdings information to the following categories of service providers fulfills a legitimate business purpose and is in the best interest of shareholders: custodian and sub-custodian banks, auditors, securities lending agents, pricing services, consultants, financial intermediaries, the distributor and Fund counsel. The service providers have a duty to keep the Portfolios’ nonpublic information confidential either through written contractual arrangements with the Portfolios, the Funds or the Manager or by the nature of their role with respect to the Portfolios and Funds.

Certain third parties are provided with non-public information on particular holdings (not a complete list). These third parties include: broker-dealers, borrowers of the Funds’ portfolio securities, and issuers (or their agents). Broker-dealers utilized by the Funds and Portfolios in the process of purchasing and selling portfolio securities receive limited holdings information on a current basis with no lag. Potential borrowers of the Funds’ securities receive information pertaining to the Funds’ securities available for loan. Such information is provided on a current basis with no lag. From time to time, an issuer (or its agent) may contact the Funds and Portfolios requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds and Portfolios do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds and Portfolios would not continue to utilize a third party that the Manager determined to have misused non-public holdings information.

Rating and Ranking Organizations. The Portfolios have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds. The Portfolios have determined that selective and complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. The Portfolios have arrangements with the following rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:

Bloomberg	Morningstar
Lipper/Reuters	Standard & Poor’s Ratings Services
Moody’s Investors Service	Thomson Financial Research

The rating and ranking organizations receiving holdings information prior to disclosure on the Funds’ website have provided written assurances that they will keep the information confidential and will not trade based on the information. For those rating and ranking organizations that have not provided such assurances, the Portfolios withhold disclosure of holdings information until the day following disclosure on the Funds’ website.

TRUSTEES AND OFFICERS OF THE TRUSTS AND THE MASTER TRUST

The Beacon Board, the Mileage Board and the Master Trust Board provide broad supervision over each Trust’s affairs. The Manager is responsible for the management and the administration of each Trust’s assets, and each Trust’s officers are responsible for the respective Trust’s operations. The Trustees and officers of the Trusts and the Master Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-three             funds in the fund complex that includes the Master Trust, the Beacon Trust, the Mileage Trust, and the American Beacon Select Funds.

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

Douglas G. Herring** (50)	Trustee since 2006 President since 2007 Executive Vice President from 2006 to 2007	President (2006-Present) and CEO (2008-Present), American Beacon Advisors, Inc.; Vice President and Controller, American Airlines, Inc. (1998-2006); Chairman (2003-Present) and Director (1995-Present), American Airlines Federal Credit Union; Trustee, American Beacon Select Funds (2006-Present); Director, American Beacon Global Funds SPC (2006-Present); Director, American Beacon Global Funds plc (2007-Present).

William F. Quinn** (60)	Trustee of Beacon Trust since 1987 and Master and Mileage Trusts since 1995 Executive Vice President since 2007 President from 1987 to 2007	Chairman (2006-Present), CEO (2006-2007), President (1986-2006), and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-Present); Director, Crescent Real Estate Equities, Inc. (1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman (2007-Present) and Vice Chairman (2004-2007) Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-Present).

Alan D. Feld** (71)	Trustee since 1996	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-Present); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, The University of Texas M.D. Anderson Cancer Center; Member, Board of Visitors, Zale Lipshy Hospital; Trustee, American Beacon Select Funds (1999-Present).

NON-INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (63)	Trustee since 2004	Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); Board Member, Baylor University Medical Center Foundation (1992-2004); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Select Funds (2004-Present).

Brenda A. Cline (47)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, American Beacon Select Funds (2004-Present).

Richard A. Massman (64)	Trustee since 2004	Senior Vice President and General Counsel, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (1994-Present); Trustee, American Beacon Select Funds (2004-Present.

Stephen D. O’Sullivan (72)	Trustee of Beacon Trust since 1987 and Master and Mileage Trusts since 1995	Consultant (1994-Present); Trustee, American Beacon Select Funds (1999-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONTINUED)

R. Gerald Turner (62) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Select Funds (2001-Present).

Kneeland Youngblood (52) 100 Crescent Court Suite 1740 Dallas, Texas 75201	Trustee since 1996 Chairman since 2005	Managing Partner, Pharos Capital Group, LLC (a private equity firm) (1998-Present); Director, Energy Future Holdings Corp. (2007-Present); Director, Burger King Corporation (2004-Present); Director, Gap Inc. (2006-Present); Trustee, City of Dallas, Texas Employee Retirement Fund (2004-Present); Director, Starwood Hotels and Resorts (2001-Present); Member, Council on Foreign Relations (1995-Present); Trustee, St. Mark’s School of Texas (2002-Present); Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-Present).

OFFICERS

Term One Year

Rosemary K. Behan (49)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Enforcement Attorney (2002-2004) and Branch Chief (2000-2002), Securities and Exchange Commission.

Brian E. Brett (47)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004).

Wyatt Crumpler (41)	VP since 2007	Vice President, Trust Investments, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting (2004-2007), Director of IT Strategy and Finance (2002-2004), American Airlines, Inc.

Michael W. Fields (54)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-Present).

Rebecca L. Harris (41)	Treasurer since 1995	Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).

Christina E. Sears (36)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O’Sullivan.
**	Messrs. Herring, Quinn and Feld and are deemed to be “interested persons” of the Beacon Trust, Mileage Trust and Master Trust, as defined by the 1940 Act. Mr. Herring is President and CEO of the Manager. Mr. Quinn is Chairman of the Manager. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Master and Beacon Trusts’ sub-advisors.

The Trusts have an Audit and Compliance Committee (“Audit Committee”), consisting of Ms. Cline, Mr. O’Sullivan and Mr. Herring. Mr. Youngblood, as Chairman of the Trusts, serves on the Audit Committee in an ex-officio capacity. None of the members of the committee are “interested persons” of the Trusts, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trusts’ Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trusts and the Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trusts’ financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trusts’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trusts’ independent auditors; (d) to oversee the Trusts’ compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trusts’ compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trusts’ Chief

Compliance Officer in connection with his or her implementation of the Trusts’ Compliance Program. The Audit and Compliance Committee met four times during the fiscal year ended December 31, 2007.

The Trusts have a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Feld, Turner, Herring and Quinn. Mr. Youngblood, as Chairman of the Trusts, serves on the Nominating Committee in an ex-officio capacity. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Fund. The Nominating and Governance Committee met three times during the fiscal year ended December 31, 2007.

The Trusts have an Investment Committee that is comprised of Messrs. Bogart, Massman and Quinn. Mr. Youngblood, as Chairman of the Trusts, serves on the Investment Committee in an ex-officio capacity. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met four times during the fiscal year ended December 31, 2007.

The Trustees who owned shares of any Fund are listed in the following table with the dollar range of their ownership in such Fund(s) the Trusts as a whole, and all registered investment companies overseen by the Trustees within the same family of investment companies as of the calendar year ended December 31, 2007.

INTERESTED
	Herring	Quinn	Feld
Money Market	None	None	None

U.S. Gov’t Money Market	None	None	Over $100,000
Beacon Trust on an Aggregate Basis	Over $100,000	Over $100,000	Over $100,000
Money Market Mileage	None	Over $100,000	None
Mileage Trust on an Aggregate Basis	None	Over $100,000	None
Aggregate Dollar Range of Equity Securities in all Trusts (23 Funds)	Over $100,000	Over $100,000	Over $100,000

NON-INTERESTED
	Bogart	Cline	Massman	O’Sullivan	Turner	Youngblood
Money Market	Over $100,000	None	None	None	None	None

U.S. Gov’t Money Market	None	None	None	None	None	None
Beacon Trust on an Aggregate Basis	Over $100,000	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000	$1 - $10,000
Money Market Mileage	None	None	None	None	None	None

Mileage Trust on an Aggregate Basis	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (23 Funds)	Over $100,000	$50,001 - $100,000	Over $ 100,000	Over $ 100,000	Over $ 100,000	$1 - $10,000

As compensation for their service to the Trusts, the American Beacon Select Funds (the “Select Funds”) and the Master Trust, Mr. Feld and the non-interested Trustees (other than Mr. O’Sullivan) receive:

•	free air travel from American Airlines, Inc., an affiliate of the Manager (free travel also applies to Trustee’s spouse);

•	reimbursement equal to the income tax on the value of the free air travel;

•	cash payment for the amount that a Trustee’s annual flight service charges and income tax reimbursements are below $40,000 (effective January 1, 2006);

•	$1,000 for each Board meeting attended (effective January 1, 2005); and

•	$1,000 for each Committee meeting attended (effective January 1, 2005).

Mr. O’Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Prior to January 1, 2006, Mr. O’Sullivan received an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Effective January 1, 2006, Mr. O’Sullivan receives an annual retainer of $40,000, plus $1,000 for each Board meeting attended and $1,000 for each Committee meeting attended. For his service as Chairman, Mr. Youngblood receives an additional annual payment of $10,000. Trustees are also reimbursed for any expenses incurred in attending Board meetings. Total compensation (excluding reimbursements) is reflected in the following table for the fiscal year ended December 31, 2007. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.

Name of Trustee	Aggregate Compensation From the Beacon Trust	Aggregate Compensation From the Mileage Trust	Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses	Total Compensation From the Trusts, Select Funds and Master Trust (23 Funds)
INTERESTED TRUSTEES
Douglas G. Herring	$0	$0	$0	$0
William F. Quinn	$0	$0	$0	$0
Alan D. Feld	$25,921	$38	$0	$49,244

NON-INTERESTED TRUSTEES
W. Humphrey Bogart	$25,105	$37	$0	$47,693
Brenda A. Cline	$27,118	$40	$0	$51,519

Richard A. Massman	$26,591	$39	$0	$50,517
Stephen D. O’Sullivan	$25,266	$37	$0	$48,000
R. Gerald Turner	$26,475	$39	$0	$50,297
Kneeland Youngblood	$33,621	$49	$0	$63,873

The Boards have adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the mandatory retirement age established by the Board (currently 72) is eligible to elect Trustee Emeritus status. Alternatively, a Trustee who has served on the Board of one or more Trusts for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Ben Fortson retired from the Trusts effective February 28, 2002 and currently serves as Trustee Emeritus to the Trusts. During the fiscal year ended December 31, 2007, Mr. Fortson did not utilize flight benefits and so no Trust compensation is reported.

During the term that the Trustee Emeritus serves, each Trustee Emeritus and his or her spouse will receive American Airlines, Inc. annual flight benefits plus reimbursement to the Trustee Emeritus of any tax liability relating to such flights during the term that such person serves as a Trustee Emeritus. Such flight benefits, including the taxes that are payable with respect to such benefits, shall not exceed a maximum annual value to the Trustee Emeritus of $40,000.

CODE OF ETHICS

The Manager and the Trusts have each adopted a Code of Ethics (“Code”) under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase or sale by any Fund. In addition, each Code requires employees to report trades in shares of the Trusts. Each Code is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Trusts have adopted a Proxy Voting Policy and Procedures (the “Policy”) that sets forth guidelines and procedures designed to ensure that the Manager votes such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Funds’ shareholders and the Manager or its affiliates. Please see Appendix A for a copy of the Policy. Each Fund’s proxy voting record for annual periods ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.

CONTROL PERSONS AND 5% SHAREHOLDERS

Set forth below are the entities or persons that own more than 5% of the outstanding shares of a Fund or Class as of January 31, 2008, including classes of shares not included in this SAI. Entities or persons owning more than 25% of the outstanding shares of a Fund may be deemed to control that Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses. The Trustees and officers of the Trusts, as a group, own 5.31% of the fund shares outstanding for the Money Market Fund (Mileage Class) and 65.24% of the fund shares outstanding for the U.S. Government Money Market Fund (Cash Management Class). All Trustees and officers, as a group, own less than 1% of all other classes of each funds shares outstanding.

Money Market Fund	Total Fund		Cash Mgmt. Class

SEI Trust Company * 1 Freedom Valley Dr. Oaks, PA 19456			7	%*

Goldman Sachs Global Cash Services* 71 South Wacker Drive, Suite 500 Chicago, IL 60606-4673	18	%*	65	%*
Custodial Trust Company* 101 Carnegie Center Princeton, NJ 08540-6231			5	%*
Union Bank TR Nominee* P.O. Box 85484 San Diego, CA 92186-5484	11	%*
Brown Brothers Harriman & Co.* 140 Broadway New York, NY 10005-1108	54	%*

*	Denotes record owner of Fund shares only

Money Market Mileage Fund	Total Fund	Mileage Class
William F. Quinn & Doreen J. Quinn 1108 Loch Lomond Ct. Arlington, TX 76012-2726	5%	5%
Steven D. Blecher 19 Horseguard Lane Scarsdale, NY 10583-2310	5%	5%
Coleman M. Brandt & Grace L. Brandt 240 Riverside Blvd., Apt. 12A New York, NY 10069-1030	7%	7%
See More Light Trust/DBPP P. O. Box 4383 Scottsdale, AZ 85261-4383	5%	5%

U.S. Government Money Market Fund	Total Fund	Cash Mgmt. Class
Maril & Co. FBO INTRUST Bank NA 11270 W. Park Place, Suite 400 Milwaukee, WI 53224-3638	31%	35%
Muir & Co. c/o Frost National Bank P.O. Box 2479 San Antonio, TX 78298-2479	8%
RBC Dain Rauscher FBO Anne S. Feld 4235 Bordeaux Dallas, TX 75205-3717	34%	37%

RBC Dain Rauscher FBO Alan D. Feld c/o Akin, Gump, Hauer & Feld 1700 Pacific Ave., Suite 4100 Dallas, TX 75201-4624	10%	11%
RBC Dain Rauscher Custodian Alan D. Feld IRA 1700 Pacific Ave., Suite 4100 Dallas, TX 75201-4624	11%	13%

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and is paid a management fee as compensation for paying investment advisory fees and for providing the Trusts and the Master Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trusts and the Master Trust with office space, office equipment and personnel necessary to manage and administer the Trusts’ operations. This includes:

•	complying with reporting requirements;

•	corresponding with shareholders;

•	maintaining internal bookkeeping, accounting and auditing services and records; and

•	supervising the provision of services to the Trusts by third parties.

Each Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds’ existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by investment advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the investment advisors; and any extraordinary expenses of a nonrecurring nature.

As compensation for providing management services, each Portfolio pays the Manager an annualized advisory fee that is calculated and accrued daily, equal to 0.10% of its net assets. The following amounts represent management fees paid to the Manager based on total Portfolio assets, including funds and classes of shares not included in this SAI. Management fees for the fiscal years ended December 31, 2005, 2006 and 2007 were approximately $7,087,000, $10,908,000 and $15,926,000. Because the Portfolios are advised solely by the Manager, the Manager retained this entire amount. No management fees were waived by the Manager in relation to the Portfolios.

In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the last three fiscal years were approximately as follows. These amounts include payments by funds and classes of the Beacon Trust not included in this SAI.

	Fiscal Years Ended December 31,
	2005	2006	2007
Beacon Trust	$926,000	$885,000	$1,483,000
Mileage Trust	$2,977,000	$2,674,000	$978,000

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid 0.25% per annum of the average daily net assets of each Mileage Trust Fund for distribution-related services, including costs of advertising and American Airlines® AAdvantage® travel award program miles (“AAdvantage Miles”)1. The Manager will receive these fees regardless of the amount of the Manager’s actual expenses related to distribution efforts on behalf of the Mileage Trust Funds. Thus, the Manager

[1]	American Airlines and AAdvantage are registered trademarks of American Airlines, Inc.

may realize a profit or a loss based upon its actual distribution-related expenditures for the Mileage Trust Funds. The Manager anticipates that the distribution plan will benefit shareholders by providing the means for shareholders to receive AAdvantage Miles. Distribution fees pursuant to Rule 12b-1 under the 1940 Act for the fiscal years ended December 31, 2005, 2006, and 2007 were approximately $1,170,000, $1,071,000 and $434,000, respectively. During the fiscal years ended December 31, 2005, 2006 and 2007, the Manager waived distribution fees in the amount of approximately $51,600, $59,900 and $16,702, respectively.

The Cash Management Class has adopted an Administrative Services Plan (the “Plan”). The Plan provides that each Fund’s Cash Management Class will pay 0.07% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Cash Management Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund’s “Other Expenses” in the Table of Fees and Expenses in the Cash Management Class Prospectus, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Plan. The primary expenses expected to be incurred under the Plan are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for certain Classes of the Funds in order to maintain competitive expense ratios for the Funds. In July of 2003, the Board and the Master Trust Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

Foreside Fund Services, LLC, located at Two Portland Square, 1st Floor, Portland, Maine 04101, is the distributor and principal underwriter of the Funds’ shares and, as such, receives a fee from the Manager for distributing shares of the Beacon and Mileage Trusts and the Select Funds.

The Manager may pay additional compensation and/or provide incentives (out of its own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”). The amount of these revenue sharing payments is determined at the discretion of the Manager from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Such revenue sharing payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation: advertising and marketing campaigns for the Funds; granting personnel of the Manager reasonable access to a Financial Intermediary's personnel responsible for recommending the Funds; allowing the Manager’s personnel to attend conferences; periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; and explaining to clients the features and characteristics of the Funds. In addition, the Manager may provide financial assistance to Financial Intermediaries by sponsoring conferences. The Manager may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

Receipt of, or the prospect of receiving, this additional compensation may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of a Fund.

In addition to the compensation described above, the Manager may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Manager may differ depending on the Fund. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.

The Manager is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients' accounts, the Manager benefits from the incremental management and other fees paid to the Manager by the Funds with respect to those assets.

OTHER SERVICE PROVIDERS

The transfer agent for the Trust is State Street Bank and Trust Company (“State Street”), located in Boston, Massachusetts, who provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located in Kansas City, Missouri. State Street also serves as custodian for the Portfolios of the Master Trust and the Funds. The independent registered public accounting firm for the Funds and the Master Trust is Ernst & Young LLP, located in Dallas, Texas.

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund or Portfolio’s net asset value), and other information provided to the applicable Fund, Portfolio, or the Manager, provided, however, that the Manager determines that it has received the best net price and execution available. The Trusts do not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers.

REDEMPTIONS IN KIND

Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund’s corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transaction costs.

NET ASSET VALUE

It is the policy of the Funds to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by each Fund’s corresponding Portfolio are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Funds’ corresponding Portfolios to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Master Trust Board to be of high quality with minimal credit risks. The corresponding portfolios of the Funds may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two nationally recognized statistical rating organizations (“Rating Organizations”), such as “P-1” by Moody’s Investors Service, Inc. (“Moody’s”) and “F-1” by Fitch Ratings, and have received the next highest short-term rating by other Rating Organizations, such as “A-2” by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and “P-2” by Moody’s. See “Ratings of Municipal Obligations” and “Ratings of Short-Term Obligations” for further information concerning ratings.

TAX INFORMATION

Taxation of the Funds

To continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Tax Code”), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or certain other income derived with respect to its business of investing in such stock, securities or currencies, and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”);

•

Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs (“Diversification Requirement”); and

•

Distribute annually to its shareholders at least 90% of the sum of its investment company taxable income (generally, taxable net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss) and net tax-exempt interest (“Distribution Requirement”).

Each Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio’s assets and to earn the income on that share for purposes of determining whether the Fund satisfies the Income and Diversification Requirements. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions as taxable dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be taxable at the rate for net capital gain (a maximum of 15% through 2010). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Taxation of the Portfolios

Each Portfolio is classified as a separate partnership for federal tax purposes that is not a “publicly traded partnership” treated as a corporation. As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio’s income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

Because each Fund is deemed to own a proportionate share of its corresponding Portfolio’s assets and to earn a proportionate share of its corresponding Portfolio’s income for purposes of determining whether the Fund satisfies the requirements to continue to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund’s recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund’s basis in its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund’s entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund’s basis in its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund’s share of the Portfolio’s net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund’s share of the Portfolio’s losses.

Taxation of the Funds’ Shareholders

Dividends or other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distribution during the following January. Accordingly, those distributions will be reported by, and (except for “exempt-interest dividends,” as defined below) taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are sold or exchanged at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income plus 50% of their benefits exceeds certain base amounts.

The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

DESCRIPTION OF THE TRUSTS

The Beacon Trust, organized on January 16, 1987, and the Mileage Trust, organized on February 22, 1995, are entities of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, each Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trusts may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. Each Trust has not engaged in any other business.

The Cash Management Class was created for institutional investors. The following individuals are eligible for purchasing shares of the Cash Management Class with an initial investment below the minimums of $10 million for the Money Market Fund and $2 million for the U.S. Government Money Market Fund: (i) employees of the Manager, (ii) officers and directors of AMR Corporation and (iii) members of the Trusts’ Board of Trustees. The Mileage Class was created for individual investors wishing to receive AAdvantage Miles.

FINANCIAL STATEMENTS

The audited financial statements of the Money Market Fund and U.S. Government Money Market Fund and the Portfolios, including the reports of the independent registered public accounting firm, Ernst & Young LLP, are incorporated by reference to the American Beacon Funds’ Annual Report to Shareholders for the period ended December 31, 2007. The audited financial statements of the Money Market Mileage Fund and the Portfolios, including the reports of the independent registered public accounting firm, Ernst & Young LLP, are incorporated by reference to the American Beacon Mileage Funds’ Annual Report to Shareholders for the period ended December 31, 2007.

OTHER INFORMATION

Asset-Backed Securities—Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Portfolios are permitted to invest in asset-backed securities, subject to the Portfolios’ rating and quality requirements. The Portfolios are permitted to invest in asset-backed securities, subject to the Portfolios’ rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Deposit Notes—Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

Bankers’ Acceptances—Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Callable Securities – A Portfolio may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Portfolio would lose the income that would have been earned to maturity on that security, and the proceeds received by the Portfolio may be invested in securities paying lower coupon rates. Thus, a Portfolio’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Portfolio’s total return.

Cash Equivalents—Cash equivalents include certificates of deposit, bearer deposit notes, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Certificates of Deposit—Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

Commercial Paper—Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Derivatives—Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Dollar Rolls—A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. Each Portfolio maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation.

Eurodollar and Yankeedollar obligations—Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Full Faith and Credit Obligations of the U.S. Government—Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

General Obligation Bonds—General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

Illiquid Securities—Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, that Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio's illiquidity. The Manager or the sub-advisor, as applicable, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Portfolio may get only limited information about an issuer, so it may be less able to predict a loss. A Portfolio also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Interfund Lending—Pursuant to an order issued by the SEC, the Funds may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to other Funds for temporary purposes. The credit facility can provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

The credit facility will enhance the ability of the Funds to earn higher rates of interest on their short-term lending.

Loan Participation Interests—Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

Loan Transactions—Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Master Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Master Trust Board to vote proxies.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Master Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as “qualified” loan transactions.

The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Master Trust Board.

Mortgage-Backed Securities—Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

Collateralized Mortgage Obligations (“CMOs”)—CMOs and interests in real estate mortgage investment conduits (“REMICs”) are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

Mortgage Pass-Through Securities—Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government, as in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”), or guaranteed by agencies or instrumentalities of the U.S. government, as in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations.

Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

(1) GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”)—GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

(2) FHLMC Mortgage Participation Certificates (“Freddie Macs”)—Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

(3) FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”)—Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

(4) Mortgage-Related Securities Issued by Private Organizations—Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Municipal Lease Obligations (“MLOs”)—MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation.

Other Investment Company Securities—A Portfolio at times may invest in shares of other investment companies, including other investment companies of the Trust. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Portfolio becomes a shareholder of that investment company. As a result, Portfolio shareholders indirectly will bear the Portfolio’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Portfolio shareholders directly bear in connection with the Portfolio’s own operations. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

Private Activity Bonds—PABs are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. PABs are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Ratings of Long-Term Obligations—The Portfolio utilizes ratings provided by the following Rating Organizations in order to determine eligibility of long-term obligations.

The two highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa and Aa. Obligations rated Aaa are judged by Moody’s to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody’s states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Moody’s also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

The two highest Standard & Poor’s ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

The two highest ratings for long-term obligations by Fitch Ratings are AAA and AA. Obligations rated AAA have the lowest expectation of credit risk. An AAA rating is assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA have a very low expectation of credit risk. They are deemed to have a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

The two highest ratings for long-term obligations by Dominion Bond Rating Service Limited (“DBRS”) are AAA and AA. Obligations rated AAA have the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Obligations rated AA are of superior credit quality, and protection of interest and principal is considered high. Entities rated AA are also considered unlikely to be significantly affected by reasonably foreseeable events.

Standard & Poor’s and Fitch apply indicators (such as “+” and ”-”) and DBRS adds “high” or “low” to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

Ratings of Municipal Obligation s -Moody’s ratings for state and municipal short-term obligations are designated Moody’s Investment Grade or “MIG” with variable rate demand obligations being designated as “VMIG.” A VMIG rating also may be assigned to commercial paper programs which are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

Standard & Poor’s uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

Ratings of Short-term Obligations—The rating P-1 is the highest short-term rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor’s have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer’s short-term obligation is rated A-1, A-2, or A-3.

Fitch Ratings’ short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Commercial paper and short-term debt considered to be prime credit quality by DBRS is rated R-1. Obligations of the highest credit quality are rated R-1 (high). These are entities possessing unquestioned ability to repay current liabilities as they fall due and maintaining strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Obligations rated R-1 (middle) are of superior credit quality and, in most cases, differ from R-1 (high) credits to only a small degree. Of satisfactory credit quality are obligations rated R-1 (low). For these entities, the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher-rating categories, but these considerations are still respectable.

Repurchase Agreements—A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement. Repurchase agreements are generally for a short period of time, usually less than a week.

Each Portfolio may enter into repurchase agreements with any bank that is a member of the Federal Reserve System or registered broker-dealer who, in the opinion of the Manager, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the Master Trust Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Master Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

Reverse Repurchase Agreements—The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment advisor possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

Resource Recovery Obligations—Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

Revenue Obligations—Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Section 4(2) Securities—Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as one of the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

The Master Trust Board and the Manager will carefully monitor the Portfolio’s investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Portfolio’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Tax, Revenue or Bond Anticipation Notes—Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

Terrorism Risks—Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Portfolio service providers and the Portfolios’ operations.

U.S. Government Securities—U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S.

Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

U.S. Treasury Obligations—U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

Variable or Floating Rate Obligations—A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

(1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

(2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

(3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, an obligation is “subject to a demand feature” when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days’ notice or at specified intervals not exceeding one year and upon no more than 30 days’ notice.

Variable Rate Auction and Residual Interest Obligations—Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

When-Issued and Forward Commitment Transactions—These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date. These transactions enable a Portfolio to “lock-in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Portfolio might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Portfolio may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Portfolio until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices.

Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

Each Portfolio maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

APPENDIX A

PROXY VOTING POLICY AND PROCEDURES FOR THE TRUSTS

AMERICAN BEACON MASTER TRUST

AMERICAN BEACON FUNDS

AMERICAN BEACON MILEAGE FUNDS

AMERICAN BEACON SELECT FUNDS

PROXY VOTING POLICY AND PROCEDURES

Last Amended March 8, 2007

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the American Beacon Master Trust and shareholders of the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Funds”). Therefore, these Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager has retained a proxy voting consultant (the “Consultant”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic U.S. issuers (the “Domestic Funds”), consistent with the Policy. The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the “Subadvisers”). Proxy voting for the Funds that invest primarily in the securities of foreign issuers (the “International Funds”) has been delegated by the International Funds’ Boards of Trustees to the subadvisers for those funds (“International Subadvisers”). For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved by their Boards of Trustees. The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.

For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, “shareholders”). For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.

Domestic Funds—Procedures

1. Voting –The Consultant has been instructed by the Manager to vote proxies in accordance with the Policy, unless it is notified to vote otherwise by the Manager in writing. The Manager may decide to instruct the Consultant to vote in a manner different than specified by the Policy if it determines that such a variance from the Policy would be in the best interests of Fund shareholders. In making such a determination, the Manager will conduct its analysis of the proxy proposal, which may include, among other things, discussing the issue with Subadvisers holding the security to determine their recommended voting position.

Except as otherwise noted, items to be evaluated on a case-by-case basis and proposals not contemplated by the Policy will be assessed by the Manager. In these situations, the Manager will use its judgment in directing the Consultant to vote in the best interest of the Funds’ shareholders and will propose changes to the Policy when appropriate.

2. Conflicts of Interest—The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds’ distributor and its affiliates. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund shareholders. The Manager will monitor the Fund’s holdings against the list of affiliated persons and will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

APPENDIX A

a. Proxies for Affiliated Funds—Each Fund has the ability to invest in the shares of any of the Money Market Funds. For example, the High Yield Bond Fund may purchase shares of the Money Market Fund. If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager's interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will instruct the Consultant to vote in accordance with the Board of Trustees' recommendations in the proxy statement.

b. Business / Personal Connections of the Manager—The Manager is a wholly owned subsidiary of AMR Corporation, which is a publicly owned corporation and the parent company of American Airlines, Inc. To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.

The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote. By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client. If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

c. Business / Personal Connections of the Subadvisers—Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages. When the Manager receives input regarding a voting recommendation from a Subadviser, the Manager will request the Subadviser’s disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal. If the Subadviser’s disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser’s recommendation regarding the proxy proposal.

3. Securities on Loan—The Consultant will notify the Manager before the record date about the occurrence of a future shareholder meeting. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of voting such shares in accordance with the Policy, based on factors including the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Domestic Funds—Policies

1. Routine Proposals—Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation. Traditionally, these include:

A. Location of annual meeting

B. Employee stock purchase plan

C. Appointment of auditors

D. Corporate strategy

E. Director indemnification and liability protection

F. Reincorporation

The Funds’ policy is to support management on these routine proposals.

APPENDIX A

2. Social, Political and Environmental Proposals—Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to support management. Financial interests of the shareholders are the only consideration for proxy voting decisions.

3. Shareholder Equality Proposals—Issues that do not discriminate against certain shareholders will be supported. Non-discriminatory proposals include:

A. Anti-greenmail—Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.

B. Fair price provisions—Provisions that guarantee an equal price to all shareholders will be supported.

4. Non-routine proposals—Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders’ investment. All situations will be viewed individually and independently with the focus on the financial interest of the shareholders.

Various factors will contribute in the decision-making process assessing the financial interest of the shareholders. Consideration should be given first and foremost to the board of directors. The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the board is independent (defined as at least 75% of members are independent, having no personal or business relationship with management, as defined by the relevant exchange), capable and dedicated to the shareholders, support should be for the board's recommendations.

Management’s record, strategy and tenure will contribute in the decision-making process. The tendency will be to side with management if, in the past, it has shown the intent and ability to maximize shareholder wealth over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.

The following are specific issues that directly impact the financial interest of the shareholders.

A.	Board of Directors

a. Uncontested elections—The Funds will support management’s slate during uncontested elections if the board is independent. The company is the best judge of who is able and available to serve, and who will work well together.

b. Contested elections—will be evaluated on a case-by-case basis. Both slates of candidates will be evaluated based on a thorough analysis of each contesting side.

c. Independent compensation committee—an independent committee will best represent shareholder interests and guards against conflicts of interest in executive pay decisions. An independent or majority independent committee will have no financial interest in the outcome. The Funds will support proposals for independent compensation committees.

d. Independent nominating committee – The Funds believe that independent directors selected by a committee of independent directors will be more likely to question the CEO’s business judgment. Therefore, the Funds will support proposals for independent nominating committees.

e. Classified boards—A typical classified board is divided into 3 groups with one group standing for election every third year. The Funds believe that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy that is crucial when evaluating company issues. Therefore, the Funds’ policy is to support classified boards.

f. Cumulative voting—Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held. The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees. The Funds believe that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders. As a result, the Funds do not support cumulative voting. Directors have the fiduciary responsibility

APPENDIX A

to protect and enhance the interests of all shareholders. The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders. Directors should act in the benefit of the majority, not the minority.

g. Independent boards—The Funds believe independent boards will permit clear and independent decision-making, benefiting shareholders’ long-term interests. Board members who are independent are more likely to protect shareholders’ interests than company executives or other insiders. An “independent director” is defined as an individual who has had no personal or business relationship with management, as defined by the relevant exchange. While the Funds’ policy is to generally support independent boards, there is no objection to including up to 25% of insiders or affiliated outsiders on the board. Inside directors have intimate knowledge of the company that will be beneficial during discussions of the company’s long-term prospects. If the board is less than 75% independent, the Funds will withhold their vote for non-CEO board members that are not independent.

h. Separate chairman, CEO positions—Proponents contend that an individual with both positions is accountable to no one. The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board. The chairman is responsible for the overall direction of the company, protecting the shareholders' interests, evaluating the performance of the CEO, and is accountable to the shareholders.

Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen. Despite the widespread use of this structure in Britain, it is relatively revolutionary in the U.S. If the board is independent, the Funds will support the company’s recommendation regarding separate chairman, CEO positions. Other situations will be evaluated on a case-by-case basis.

i. Minimum director stock / fund ownership—proponents contend that a director's interests will be more aligned with shareholders if the director has a personal stake in the company. Additionally, many companies are providing part of their compensation in the form of stock for directors.

Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates. This could eliminate other candidates who may not be able to pay the price of the required stock.

The Funds will not support proposals for minimum director stock ownership.

j. Majority vote to elect directors—Shareholder concern about director elections is an outgrowth of their concern about director accountability in the aftermath of corporate scandals. Opponents argue that because of the “holdover” provision applicable to most directors, a resignation policy could be more effective in actually effecting the removal of an unpopular director. Proponents maintain that a resignation policy approach still leaves such a director technically “elected” and puts the onus on other board members to take action against one of their colleagues.

The Funds will support proposals for a majority vote requirement to elect directors.

k. Increase/decrease size of board—The board and management are in the best position to determine the structure for the board. If the board is independent, the Funds will support proposals to increase or decrease the size of the board if the board will be comprised of at least 5 but no more than 20 members. Outside of this range, the Funds will vote against a change in the size of a board of directors.

l. Limit number of boards served—The board and management are in the best position to determine the structure for the board. The Funds will not support proposals to limit the number of boards a director may serve on.

m. Term limits—Opponents of term limits sustain that the board and management are in the best position to determine a workable, efficient structure for the board. Furthermore, shareholders may approve or disapprove of certain directors with their vote at annual meetings. The board should be free to identify the individuals who will best serve the shareholders. Supporters of term limits say that limiting the number of years that a director can serve on the board provides a built-in mechanism to force turnover. A structure that specifically

APPENDIX A

limits the period of time a director can serve provides opportunities for recruiting directors with new ideas and perspectives.

The Funds will not support proposals to institute term limits.

B.	Executive / Director compensation

a. Incentive/Stock option plans (establish, amend, add)—proponents contend that incentive/stock option plans are designed to attract, hold and motivate management. Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance. By aligning management's interests with shareholders toward a goal of increasing shareholder value, better returns usually result.

Opponents contend that incentive/stock option plans may dilute the shareholders’ claim on profits and assets and may lead to a shift in the balance of voting control. Additionally, easily attainable incentive goals may not provide the necessary incentive for management.

If the board is independent and if the company has performed well over the previous 3- or 5- year period, the Funds will generally support these plans. However, the Funds will not support plans that permit:

•	Dilution in excess of the company’s peer group, unless overall executive compensation levels (including the value of the options) are at or below the peer group; or

•	Repricing/replacing underwater options

b. Discounted stock options—options that may be exercised at prices below the stock's fair market value on the award date. Sometimes called non-qualified options, these options are granted “in-the-money” or immediately exercisable for a profit. The Funds do not support discounted stock options, as they do not give management much incentive to increase share value, while the purpose of granting stock options is to align executives’ interests with those of the shareholders.

c. Exchange of underwater options—options with an exercise price higher than the market price are considered “underwater” and, needless to say, unattractive. The Funds do not support the exchange of underwater options that result in a financial gain to the participants since other shareholders have no such protection from falling stock prices and since executives would bear no risk if management is willing to bail them out when the stock price falls. The Funds will support the exchange of underwater options that do not result in a financial gain to the participants.

d. Cap or limit executive and director pay—The Funds will not support capping or limiting executive or director pay. Pay flexibility is necessary to motivate and retain top quality executives and align shareholder and management interests.

e. Link pay to performance—Proponents contend that by linking pay to performance management’s interests will be aligned with shareholders. Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth. As a result, the Funds will support proposals to link pay to performance.

f. Golden parachute provisions—provide severance payments to top executives who are terminated or demoted after a change in control (takeover). They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids. This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job. Parachutes may also benefit shareholders as they aid in the attraction and retention of managers.

However, opponents contend the existence of these provisions can discourage takeover attempts, as significant sums may have to be paid to company executives. Executives are already well paid to manage the company and should not have an extra reward. Additionally, shareholder approval is generally not necessary for enactment of this provision.

Properly conceived, golden parachutes can free management to act in the best interests of shareholders. Often, however, it is clearly an attempt to raise the cost to a third party of acquiring the company.

APPENDIX A

Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions. If the board is independent and the company has performed well over the previous 3- or 5-year period, the Funds will support golden parachute provisions.

g. Expensing stock options—Proponents argue that expensing stock options would more accurately reflect the company’s earnings and would lead to better comparisons among companies. Furthermore, expensing options would rein in what many consider to be the excessive use of stock options as compensation for executives.

Opponents argue that expensing stock options will ultimately hurt rank and file employees who currently receive stock options and will do little to curb accounting irregularities. Companies are more likely to cut back on option grants if they are considered an expense, and such cutbacks will probably come from grants to regular employees. In addition, opponents contend there is no reliable, accurate and standard way to calculate the value of stock options and say that options are not a company expense, but rather a cost incurred by shareholders in the form of dilution, which is reflected in the form of lower earnings per share. Finally, they also note that the effect of stock options is already disclosed in the notes to the company’s financial statements.

The Funds will support management’s recommendations on this issue as management, along with their auditors and board, are in the best position to determine the competitive impact on their firm and determine appropriate accounting policies in compliance with FASB rules.

h. Executive incentive bonus plans—Section 162(m) of the Internal Revenue Code prohibits companies from deducting more than $1 million in compensation paid to each of the top five executives, unless the compensation is paid under a performance-based, shareholder approved plan. To maintain compliance, these performance-based plans require shareholder approval every five years.

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

Generally, the Funds will support these performance-based plans. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.

i. Supplemental executive retirement plans (SERPs)—Supplemental executive retirement plans (SERPs) provide supplemental retirement benefits for executives in excess of IRS compensation limitations. SERPs are unfunded plans and payable out of the company’s general assets. The ability of a company to offer a SERP could affect the company’s ability to compete for qualified senior executives, and could place the company at a competitive disadvantage to its peers.

Opponents contend that such benefits are unnecessary given the high levels of executive compensation at most companies.

Generally, the Funds will support SERPs. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.

C.	RIC Contracts and Policies

a. Investment Advisory Contracts—All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds’ shareholders.

b. Distribution Plans—All proposals pertaining to a RIC's distribution plan will be reviewed on a case-by-case basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits. The analysis will foremost consider the effects of the proposal on the shareholders.

APPENDIX A

c. Fundamental Objectives / Policies—All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the shareholders.

D. Confidential voting—The Funds believe that confidential voting restricts communication between shareholders and management. Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment funds are met. These representatives are then fully accountable to their constituents. Confidential voting is also expensive, as voting must be tabulated by a third party before presentation. The Funds will not support confidential voting. Management cannot address shareholder concerns if they cannot identify the dissenting voters. Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues. Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.

E. Supermajority-voting provisions—Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company. Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares. Usually this range is from 66% to 80%, but in some cases even higher.

Opponents contend that supermajority-voting provisions detract from a simple majority’s power to enforce its will. In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed. Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.

The Funds will support supermajority provisions up to 67%. All situations regarding supermajority-voting provisions larger than 67% will be reviewed on a case-by-case basis.

F. Anti-takeover proposals—Poison pills, preemptive rights, fair pricing and dual class voting provisions force potential bidders to deal directly with the board of directors. The board’s role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics. Fair and equitable offers will not be prevented and will equally benefit all shareholders.

a. Poison pills (Shareholder rights plans)—protect shareholders from coercive and unfair offers. Therefore, all shareholders should receive a better/fairer offer. If the board is independent, the Funds will support poison pills. If the board is not independent, each situation involving poison pills will be decided on a case-by-case basis.

b. Preemptive rights—enable shareholders to retain the same percentage of ownership during additional stock offerings. This eliminates the effect of dilution on the shareholder. The Funds will support preemptive rights.

c. Fair pricing provisions—require that if offers are not approved by the board, the bidder must pay the same “fair” price for all shares purchased. The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer. This provision attempts to prevent “two-tiered” offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders. The Funds will support fair pricing provisions.

d. Dual class voting provisions—create unequal voting rights among different shareholders. These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired. However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism. With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company. The Funds will not support dual class voting provisions.

G.	Stock related proposals

a. Increase authorized common/preferred stock—A request for additional shares of stock was, in the past, considered a routine voting item. Companies usually state it is for a specific use, such as a stock split, acquisition or for “general corporate purposes.” However, an abundance of authorized but unissued shares can

APPENDIX A

become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.

If the board is independent, the Funds will support increases in common/preferred stock. The authorization will give companies the ability and flexibility to finance corporate growth. If the board is not independent, the Funds will not support increases in common/preferred stock.

b. Targeted share placements—the issuance of a specific block of company securities to a friendly shareholder. These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities. Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties. Additionally, share placements can be executed fairly quickly and shareholder approval is not required.

Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder's proportional ownership and voting interests. Additionally, critics contend that not only do targeted share placements serve to entrench management, but also the holder of the share placement may have a senior claim or return from company assets.

All situations regarding targeted share placements will be reviewed on a case-by-case basis. Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.

H. Mergers, Acquisitions, Restructurings—These transactions involve fundamental changes in the structure and allocation of a company's assets. Financial considerations are foremost in these transactions but ERISA fiduciaries are not obligated to take an offer if they feel the long-term interests of the Funds, as a shareholder will be best served by the company continuing as is.

All situations regarding mergers, acquisitions, or restructuring will be reviewed on a case-by-case basis. Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal.

5. Other Business—The Funds will support management with respect to “Other Business.”

6. Adjourn Meeting—The Funds will support management with respect to proposals to adjourn the shareholder meeting.

All other issues will be decided on a case-by-case basis. As with other non-routine proposals, decisions will be based primarily on management and board responsiveness to enhancing shareholder wealth.

Issues requiring analysis on a case-by-case basis will be voted according to the Consultant’s recommendation when the Funds own less than 1% of the company’s outstanding shares and less than $3 million of the company’s market capitalization.

International Funds—Procedures

1. Voting—The International Funds’ Boards of Trustees have delegated proxy voting to the International Subadvisers. Each International Fund has adopted the proxy voting policies and procedures of its respective subadvisers. The Manager maintains copies of the International Subadvisers’ policies and will periodically check the voting record for adherence to the policies. If any discrepancies are noted, the Manager will follow up with the International Subadviser.

2. Conflicts of Interest—Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

APPENDIX A

If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund’s voting position in consultation with the Manager and the International Subadviser.

All Funds—Other Procedures

1. Recordkeeping—Records of all votes will be maintained by a) the Consultant for the Domestic Funds and b) the International Subadvisers for the International Funds. Documentation of all votes for the Domestic Funds will be maintained by the Manager and the Consultant. Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional information gathered by the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.

2. Disclosure—The Manager, in conjunction with the Consultant, will compile the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund's Statement of Additional Information (“SAI”). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

3. Board Oversight—On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers. In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.

AMERICAN BEACON MILEAGE FUNDS

PART C. OTHER INFORMATION

Item 23.	Exhibits

(a)	Amended and Restated Declaration of Trust – (x)

(b)	Amended Bylaws – (ii)

(c)	Voting trust agreement – none

(d)(i)(A)	Management Agreement between American AAdvantage Mileage Funds and AMR Investment Services, Inc., dated October 1, 1995 – (ii)

(i)(B)	Supplement to Management Agreement, dated December 17, 1996 – (i)

(i)(C)	Supplement to Management Agreement, dated July 25, 1997 – (iv)

(i)(D)	Supplement to Management Agreement, dated November 21, 1997 – (iv)

(i)(E)	Supplement to Management Agreement, dated September 1, 1998 – (iv)

(i)(F)	Supplement to Management Agreement, dated January 1, 1999 – (iv)

(i)(G)	Supplement to Management Agreement, dated May 19, 2000 – (v)

(i)(H)	Supplement to Management Agreement, dated October 17, 2001 – (vii)

(e)	Distribution Agreement among the American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and Foreside Fund Services, LLC, dated March 1, 2005 – (xi)

(i)	Amendment to Distribution Agreement to update series of the funds and authorized persons, dated February 5, 2008 – (filed herewith)

(f)	Bonus, profit sharing or pension plans - none

(g)(i)	Custodian Agreement between the American AAdvantage Mileage Funds and State Street Bank and Trust Company, dated December 1, 1997 – (iii)

(ii)	Amendment to Custodian Agreement to reflect amendments to Rule 17f-5 and addition of Rule 17f-7 of the 1940 Act, dated June 1, 2001 – (ix)

(h)(i)	Transfer Agency and Service Agreement between the American AAdvantage Mileage Funds and State Street Bank and Trust Company, dated January 1, 1998 – (iii)

(ii)	Amendment to Transfer Agency Agreement regarding anti-money laundering procedures, dated September 24, 2002 – (viii)

(iii)	Securities Lending Authorization Agreement between American AAdvantage Mileage Funds and State Street Bank and Trust Company, dated January 2, 1998 – (iii)

(iv)	Credit Agreement between AMR Investment Services Trust, American AAdvantage Funds, American AAdvantage Mileage Funds, and AMR Investment Services, Inc., dated December 1, 1999 - (iv)

(v)	Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company, dated November 29, 1999 - (iv)

(vi)	Purchase Agreement between American AAdvantage Mileage Funds and John H. Harland Company, dated December 1, 2001 – (vii)

(vii)	Amendment to Transfer Agency Agreement regarding name change, dated March 26, 2004 – (xii)

(i)	Opinion and consent of counsel – filed herewith

(j)	Consent of Independent Auditors – filed herewith

(k)	Financial statements omitted from prospectus -- none

(l)	Letter of investment intent – (ii)

(m)(i)	Plan pursuant to Rule 12b-1 for the Mileage Class – (ii)

(ii)	Plan pursuant to Rule 12b-1 for the Platinum Class – (ii)

(iii)	Administrative Services Plan for the Platinum Class – (ii)

(n)	Plan Pursuant to Rule 18f-3 – (ii)

(p)(i)	Code of Ethics of Registrant, American Beacon Funds, American Beacon Select Funds and American Beacon Master Trust, dated October 2, 2007 – (filed herewith)

(ii)	Code of Ethics of American Beacon Advisors, Inc., dated October 2, 2007 – (filed herewith)

Other:	Powers of Attorney for Trustees (Alan D. Feld, Stephen D. O’Sullivan, and Kneeland Youngblood) – (i)

Powers of Attorney for Trustees (R. Gerald Turner) – (vi)

Powers of Attorney for Trustees (W. Humphrey Bogart, Brenda A. Cline and Richard A. Massman) – (x)

Powers of Attorney for Trustees (W. Humphrey Bogart, Brenda A. Cline, Alan D. Feld, Richard A. Massman, Stephen D. O’Sullivan, William F. Quinn, R. Gerald Turner and Kneeland Youngblood) – (xiii)

(i)	Incorporated by reference to Post-Effective Amendment No. 4 to the American AAdvantage Mileage Funds’ Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 13, 1997.

(ii)	Incorporated by reference to Post-Effective Amendment No. 4 to the American AAdvantage Mileage Funds’ Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 15, 1997.
(iii)	Incorporated by reference to Post-Effective Amendment No. 6 to the American AAdvantage Mileage Funds’ Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 26, 1998.
(iv)	Incorporated by reference to Post-Effective Amendment No. 10 to the American AAdvantage Mileage Funds’ Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 21, 1999.
(v)	Incorporated by reference to Post-Effective Amendment No. 12 to the American AAdvantage Mileage Funds’ Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2001.
(vi)	Incorporated by reference to Post-Effective Amendment No. 37 to the American AAdvantage Funds’ Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 1, 2001.
(vii)	Incorporated by reference to Post-Effective Amendment No. 13 to the American AAdvantage Mileage Funds’ Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2002.
(viii)	Incorporated by reference to Post-Effective Amendment No. 42 to the American AAdvantage Funds’ Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 28, 2003.
(ix)	Incorporated by reference to Post-Effective Amendment No. 15 to the American AAdvantage Mileage Funds’ Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2004.
(x)	Incorporated by reference to Post-Effective Amendment No. 16 to the American AAdvantage Mileage Funds’ Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 15, 2004.
(xi)	Incorporated by reference to Post-Effective Amendment No. 52 to the American AAdvantage Funds’ Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 1, 2005.
(xii)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement of the American Beacon Funds on Form N-1A, as filed with the Securities and Exchange Commission on March 1, 2007.
(xiii)	Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement of the American Beacon Funds on Form N-1A, as filed with the Securities and Exchange Commission on June 29, 2007.

Item 24.	Persons Controlled by or under Common Control with Registrant

None.

Item 25.	Indemnification

Article XI, Section 2 of the Declaration of Trust of the Mileage Trust provides that:

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Mileage Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Mileage Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Mileage Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Mileage Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Mileage Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Mileage Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Mileage Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

(i) such Covered Person shall have provided appropriate security for such undertaking;

(ii) the Mileage Trust is insured against losses arising out of any such advance payments; or

(iii) either a majority of the Trustees who are neither interested persons of the Mileage Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Mileage Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Mileage Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 26.	Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”), 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, offers investment management and administrative services. Information as to the officers and directors of the Manager is included in its current Form ADV (SEC File No. 801-29198) filed with the SEC.

Item 27.	Principal Underwriter

(a) Foreside Fund Services, LLC (“FFS”), the Trust’s principal underwriter, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds

American Beacon Select Funds

Bridgeway Funds, Inc.

Central Park Group Multi-Event Fund

Century Capital Management Trust

FocusShares Trust

Forum Funds

Henderson Global Funds

Hirtle Callahan Trust

Ironwood Series Trust

Monarch Funds

PNC Funds, Series of the Trust for Professional Managers

RevenueShares ETF Trust

Sound Shore Fund, Inc.

SPA ETF Trust

The CNL Funds

The Japan Fund, Inc.

Wintergreen Fund, Inc.

(b) The following table identifies the officers of FFS and their positions, if any, with the Trust. The business address of each of these individuals is Two Portland Square, First Floor, Portland, Maine 04101.

Name	Position with Underwriter	Position with Trust
Mark S. Redman	President	None

Richard J. Berthy	Vice President and Treasurer	None

Nanette K. Chern	Chief Compliance Officer, Secretary and Vice President	None

Mark A. Fairbanks	Deputy Chief Compliance Officer, Vice President and Assistant Secretary	None

Item 28.	Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of the Trust’s 1) custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) Manager at American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155; or 3) transfer agent at Boston Financial Data Services, 330 West 9th St., Kansas City, Missouri 64105.

Item 29.	Management Services

All substantive provisions of any management-related service contract are discussed in Part A or Part B.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on February 29, 2008. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

AMERICAN BEACON MILEAGE FUNDS

By:	/s/ Douglas G. Herring
Douglas G. Herring
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Douglas G. Herring	President and Trustee	February 29, 2008
Douglas G. Herring

William F. Quinn*	Executive Vice President and Trustee	February 29, 2008
William F. Quinn

/s/ Rebecca L. Harris	Treasurer (Principal Financial Officer)	February 29, 2008
Rebecca L. Harris

W. Humphrey Bogart*	Trustee	February 29, 2008
W. Humphrey Bogart

Brenda A. Cline*	Trustee	February 29, 2008
Brenda A. Cline

Alan D. Feld*	Trustee	February 29, 2008
Alan D. Feld

Richard A. Massman*	Trustee	February 29, 2008
Richard A. Massman

Stephen D. O’Sullivan*	Trustee	February 29, 2008
Stephen D. O’Sullivan

R. Gerald Turner*	Trustee	February 29, 2008
R. Gerald Turner

Kneeland Youngblood*	Trustee	February 29, 2008
Kneeland Youngblood

*By	/s/ Douglas G. Herring
Douglas G. Herring, Attorney-In-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, American Beacon Master Trust certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement as it relates to American Beacon Master Trust pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A as it relates to American Beacon Master Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on February 29, 2008. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

AMERICAN BEACON MASTER TRUST

By:	/s/ Douglas G. Herring
Douglas G. Herring
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 20 to the Registration Statement for the American Beacon Mileage Funds as it relates to the American Beacon Master Trust has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Douglas G. Herring	President and Trustee	February 29, 2008
Douglas G. Herring

William F. Quinn*	Executive Vice President	February 29, 2008
William F. Quinn	(Principal Executive Officer) and Trustee

/s/ Rebecca L. Harris	Treasurer (Principal Financial Officer)	February 29, 2008
Rebecca L. Harris

W. Humphrey Bogart*	Trustee	February 29, 2008
W. Humphrey Bogart

Brenda A. Cline*	Trustee	February 29, 2008
Brenda A. Cline

Alan D. Feld*	Trustee	February 29, 2008
Alan D. Feld

Richard A. Massman*	Trustee	February 29, 2008
Richard A. Massman

Stephen D. O’Sullivan*	Trustee	February 29, 2008
Stephen D. O’Sullivan

R. Gerald Turner*	Trustee	February 29, 2008
R. Gerald Turner

Kneeland Youngblood*	Trustee	February 29, 2008
Kneeland Youngblood

*By	/s/ Douglas G. Herring
Douglas G. Herring, Attorney-In-Fact

2

INDEX TO EXHIBITS

Exhibit Number	Description
(e)(i)	Amendment to Distribution Agreement to update series of the funds and authorized persons, dated February 5, 2008 – filed herewith

(i)	Opinion and consent of counsel – filed herewith

(j)	Consent of Independent Auditors – filed herewith

(p)(i)	Code of Ethics of Registrant, American Beacon Funds, American Beacon Select Funds and American Beacon Master Trust, dated October 2, 2007 – filed herewith

(ii)	Code of Ethics of American Beacon Advisors, Inc., dated October 2, 2007 – filed herewith